SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 11, 2000



                     QWEST COMMUNICATIONS INTERNATIONAL INC.
              -----------------------------------------------------

             (Exact name of registrant as specified in its charter)


                                    Delaware
                                   -----------

                 (State or other jurisdiction of incorporation)



            000-22609                                     84-1339282
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     (Commission File Number                  (IRS Employer Identification No.)



       1801 California Street              Denver, Colorado         80202
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 (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400


                                 Not applicable
                      -------------------------------------

          (Former name or former address, if changed since last report)

ITEM 5.      Other Events

On September 11, 2000, at a financial analyst conference, the Registrant gave a presentation regarding its business. In the course of its presentation at the conference, the Registrant disclosed pie charts comparing its capital expenditures, broken down by general areas of its business, in 1999 to that expected in 2001. The charts showed a significant increase in investment expected in high-growth areas, including IP (Internet Protocol), web hosting, ASP (application service provider), broadband access and in-region wireless. (The Registrant has previously announced it expects capital expenditures in 2000 to equal $9 billion, and in 2001 to equal $9.5 billion.) A description of the pie charts follows:

Caption:  Investing in the Right Places

Area                             Approximate Range as a Percentage of Total Capital Expenditures
Of Business                              1999                                   2001
--------------------------------------------------------------------------------------------------------------------
Traditional Data                         42                                     30-35
Voice                                    38                                     25-30
IP/Hosting/ASP                           3                                      20-25
Broadband Access                         3                                      10-15
In-Region Wireless                       6                                      5-7
Broadband Network                        7                                      Less than 2%


Forward-Looking Statement Warning

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest and U S WEST, Inc. ("U S WEST") with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of the Registrant's stock price, intense competition in the communications services market, changes in demand for the Registrant's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting the Registrant's business and delays in the Registrant's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST timely or at all and difficulties in combining the operations of Qwest and U S WEST.

This Current Report on Form 8-K and the attachments may include or incorporate by reference analysts' estimates and other information prepared by third parties for which the Registrant assumes no responsibility. The Registrant undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:  September 12, 2000      By: /s/ Yash A. Rana
                                   ------------------------------------
                               Yash A. Rana
                               Associate General Counsel and Assistant Secretary